Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Equable Shares Large Cap Fund
(Class I EQLIX)

A Series of Series Portfolios Trust

December 27, 2019

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated May 15, 2019

Effective as of December 27, 2019, shares of the Equable Shares Large Cap Fund (the “Fund”) will be offered for purchase.

Effective as of the close of business on January 1, 2020, the Fund will be closed to all new purchases. The Fund will remain open after January 1, 2020 to automatic reinvestment of dividends and capital gains distributions, as described under the section entitled “Distribution of Fund Shares – Dividends, Distributions and their Taxation” in the Prospectus.

Shares of the Fund are currently not available for new purchases and will remain closed until the next opening, expected around the expiration date of options held by the Fund. The decision and timing for future opening or closing of the Fund will be at the discretion of the Fund’s investment adviser, Teramo Advisors, LLC.

For investor inquiries about the Fund, please call the Fund at (888) 898-2024.

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.